UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

             INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

[_]  Preliminary Information Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement


                         CLEAN WATER TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of the transaction:

     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                         CLEAN WATER TECHNOLOGIES, INC.
                      4030 PALOS VERDES DRIVE N., SUITE 104
                         ROLLING HILLS, CALIFORNIA 90274


        May 16, 2006

        To the stockholders of Clean Water Technologies, Inc.

        Clean Water Technologies,  Inc., a Delaware  corporation (the "COMPANY")
on April 26, 2006 obtained the written consent of stockholders holding a majority of the issued and outstanding shares of Common Stock of the Company (the "CONSENT") to an amendment and restatement of the Certificate of Incorporation (the "AMENDED AND RESTATED CERTIFICATE OF INCORPORATION") adopted by the Company's Board of Directors to effect the following principal changes:

(1)     change the name of the Company to SheerVision, Inc.;

(2)     increase the number of shares of authorized common stock of the Company;

(3) add a "blank check" class of preferred stock, the designations, powers, preferences and relative, participating, optional, or other special rights, and the qualifications, limitations and restrictions of which may be established in one or more series from time to time by the Board of Directors of the Company or any authorized committee thereof; and

(4) add provisions limiting the liabilities of Directors permitted under the Delaware General Corporation Law.


        The accompanying Information Statement is being provided to you for your information to comply with requirements of the Securities Exchange Act of 1934 and constitutes the notice of corporate action without a meeting by less than unanimous consent of the Company's stockholders required by Section 228(e) of the Delaware General Corporation Law. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the approval and adoption of the Amended and Restated Certificate of Incorporation since no meeting of the Company's stockholders will be held or proxies or consents solicited from the Company's stockholders in connection with this matter since the requisite approval by means of the written consent of the holders of a majority of its issued and outstanding capital stock has been secured.

        Under the rules of the Securities and Exchange Commission, the Amended and Restated Certificate of Incorporation cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

                                        By order of the Board of Directors,

                                        /s/ Suzanne Lewsadder
                                        Suzanne Lewsadder
                                        Chief Executive Officer and Director

                         CLEAN WATER TECHNOLOGIES, INC.
                      4030 PALOS VERDES DRIVE N., SUITE 104
                         ROLLING HILLS, CALIFORNIA 90274

                           --------------------------

                              INFORMATION STATEMENT

        This is to inform you that the Board of Directors of Clean Water Technologies, Inc., a Delaware corporation (the "COMPANY") has adopted and holders of a majority of the outstanding shares of the Company's Common Stock have consented in writing pursuant to Section 228(e) of the Delaware General Corporation Law ("DGCL") to the Amended and Restated Certificate of Incorporation of the Company (the "AMENDED CERTIFICATE"). The principal changes made to the Certificate of Incorporation are:

    (1)     change the name of the Company to SheerVision, Inc.;

    (2) increase the aggregate number of shares of authorized common stock, par value $.001 per share (the "COMMON STOCK"), of the Company to 90,000,000 shares;

    (3) add to the authorized capital stock of the Company a "blank check" class of 10,000,000 shares of preferred stock, the designations, powers, preferences and relative, participating, optional, or other special rights, and the qualifications, limitations and restrictions of which may be established in one or more series from time to time by the Board of Directors of the Company or any authorized committee thereof; and

    (4)     add  certain  limitations  on  personal   liabilities  of  Directors
            consistent with the DGCL.

        This Information Statement is being mailed on or about May 18, 2006 to holders of record of the Company's Common Stock as of April 26, 2006.

        The Amended Certificate will become effective on filing with the Secretary of state of Delaware which will be made no earlier than 20 days following the mailing of this Information Statement to the stockholders of the Company.


             WE ARE NOT ASKING YOU FOR A PROXY OR A CONSENT AND YOU
                ARE REQUESTED NOT TO SEND US A PROXY OR A CONSENT

             The date of this Information Statement is May 17, 2006.

THIS INFORMATION STATEMENT INCORPORATES BY REFERENCE DOCUMENTS RELATING TO THE COMPANY WHICH ARE NOT PRESENTED IN OR WITH THIS INFORMATION STATEMENT. DOCUMENTS RELATING TO THE COMPANY (OTHER THAN EXHIBITS TO THESE DOCUMENTS UNLESS THESE EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO

WHOM THIS INFORMATION STATEMENT IS DELIVERED, ON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE, BY WRITING TO CLEAN WATER TECHNOLOGIES, INC., 4030 PALOS VERDES DRIVE N., SUITE 104, ROLLING HILLS, CALIFORNIA 90274 OR BY CALLING THE COMPANY AT (310) 265-8918. COPIES OF DOCUMENTS SO REQUESTED WILL BE SENT BY FIRST CLASS MAIL, POSTAGE PAID, WITHIN TEN BUSINESS DAYS OF THE RECEIPT OF SUCH REQUEST.

                                     CONSENT

        The two holders of an aggregate of 9,525,137 shares (or approximately 95% of the 10,026,460 shares of Common Stock then outstanding) executed and delivered to the Company their written consents on April 26, 2006 (the "CONSENT RECORD DATE") approving the Amended Certificate. Each share of outstanding Common Stock was, and still is, entitled to one vote on matters submitted for Stockholder approval.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Consent Record Date by (i) each person who is known by the Company to own of record or beneficially more than 5% of the outstanding Common Stock, (ii) each of the Company's directors and executive officers and (iii) all directors and executive officers of the Company as a group. Shares not outstanding but deemed beneficially owned by virtue of the right of any individual to acquire shares within 60 days are treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Each person has sole voting and investment power with respect to the shares shown, except as noted.

NAME AND ADDRESS OF              SHARES OF COMMON STOCK     PERCENTAGE OF CLASS
BENEFICIAL OWNER                   BENEFICIALLY OWNED       BENEFICIALLY OWNED*
-----------------------------   ------------------------   ---------------------

UTEK Corporation                        129,835                    1.3%
202 South Wheeler Street
Plant City, Florida 33563

Suzanne Lewsadder (1)(2)(3)            4,762,569                  47.5%

Jeffrey Lewsadder (1)(2)(3)            4,762,568                  47.5%

Shemiran Hart (1)(2)                       0                        **

David Frankel (1)(2)                       0                        **


Sharon Biddle  (1)(2)                      0                        **


All Directors and Officers             9,525,137                   95%
as a Group

----------

* Based on 10,026,460 shares of common stock outstanding as of the Record Consent Date.

**  Less than 1%

(1) His or her address is c/o SheerVision, Inc., 4030 Palos Verdes Drive North, Suite 104, Rolling Hills, California 90274

(2) Director

(3) Officer

Except as otherwise set forth, information on the stock ownership of these persons was provided to the Company by the persons.


                      AMENDED CERTIFICATE OF INCORPORATION

        The Amended and Restated of the Certificate of Incorporation, attached as Exhibit A, (1) changes the name of the Company to SheerVision Inc.; (2) increases the number of shares of authorized Common Stock of the Company from 50,000,000 to 90,000,000 shares; (3) adds to the total authorized 90,000,000 shares of Common Stock, par value $.001 per share, a "blank check" class of 10,000,000 shares of preferred stock; and (3) provides limitations permitted under the DGCL on the liabilities of Directors.

        The name change is being made to more easily identify the Company with the primary business which has been conducted by SheerVision, Inc., the Company's subsidiary.

        The Amended Certificate increases the total number of shares of authorized Common Stock of the Company from 50,000,000 shares to 90,000,000 shares. The Company wishes to increase the number of shares of authorized Common Stock for the purpose of ensuring that a sufficient number of shares of Common Stock shall be available for the Company's future needs, including acquisitions and joint venture.

        The Amended Certificate authorizes 10,000,000 shares of "blank check" preferred stock, which stock may be issued in one or more series with each series having the rights, privileges and limitations, including voting rights, conversion privileges and redemption rights, as may, from time to time, be determined by the Board of Directors. The Company believes that the ability to issue such shares of preferred stock will enhance its opportunities in connection with acquisitions, financings, or other matters as the Board of Directors deems appropriate. In the event that any shares of preferred stock are to be issued, a certificate of designation containing the rights, privileges and limitations of such series of preferred stock shall be filed with the Secretary of State of the State of Delaware. The effect of such preferred stock is that, subject to Federal securities laws and the DGCL, the Board of Directors alone may be able to authorize the issuance of preferred stock which could have the effect of delaying, deferring, or preventing a change in control of the Company without further action by the stockholders, and may adversely affect the voting and other rights of the holders of the common stock. The issuance of preferred stock with voting and conversion rights may also adversely affect the voting power of the holders of common stock, including the loss of voting control to others.

        On May 5, 2006, the Company consummated an offering of units, each unit consisting of 9% Convertible Notes in the principal amount of $37,500 (the "NOTES"), warrants to acquire an aggregate of 3,750 shares of Common Stock, and 16,667 shares of Common Stock. The purchase price per Unit was US$50,000. The exercise price of the Warrants is $1.00 per share of Common Stock. The Notes are mandatorily convertible into shares of a series of preferred stock to be designated following the delivery of this Information Statement and the expiration of the requisite waiting period. Such series of preferred stock has been designated Series A 9% Cumulative Convertible Preferred Stock, par value $0.001 per share (the "SERIES A PREFERRED STOCK"), of the Company, with a stated value of $10 per share. The Company believes that the Purchase Price received for such units, including the issuance of Series A Preferred Stock to be issued upon the mandatory conversion of the Notes, was cash in an amount constituting fair value therefor.

        Pursuant to authority conferred by Section 102 of the DGCL, the Amended Certificate contains a provision providing that the personal liability of a director is eliminated to the fullest extent provided by the DGCL. The effect of this provision is that no director of the Company is personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) any breach of the director's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii)  unlawful  payment of dividends as provided in Section 174 of the DGCL and
(iv) any transaction from which the director derived an improper personal benefit. This provision is intended to eliminate the risk that a director might incur personal liability to the Company or its stockholders for breach of duty of care. The Amended Certificate, also provides that if the Delaware Law is amended to limit further the liability of directors, then the liability of a director of the Company shall be so limited, without further stockholder action.

        Section 145 of the DGCL contains provisions permitting and, in some situations, requiring Delaware corporations, such as the Company, to provide indemnification to their officers and directors for losses and litigation expenses incurred in connection with their service to the corporation in those capacities. The by-laws of the Company contains such a provision requiring that the Company indemnify our directors and officers to the fullest extent permitted by law, as the law may be amended from time to time.

                                CHANGE OF CONTROL

        On December 1, 2005, the Company entered into a Securities Purchase Agreement (the "AGREEMENT") with SheerVision, Inc., a California corporation ("SVI"), pursuant to which SVI acquired from Laurie Scala and her husband, Howard Scala, 55% of the outstanding shares of Common Stock of the Company for $625,000 in cash.

        Pursuant to the terms of the Agreement effective November 30, 2005, all officers of the Company resigned, Ms. Suzanne Lewsadder, Chief Executive Officer of SVI, and her husband, Mr. Jeffrey Lewsadder, were elected Directors and Ms. Lewsadder was appointed as Chief Executive Officer and Treasurer and Mr.
Lewsadder was appointed President and Secretary of the Company. Mr. and Mrs. Scala resigned as Directors on January 19, 2006 and three additional directors were elected on March 16, 2006.

        On March 27, 2006 the Company entered into a Share Exchange and Reorganization Agreement (the "EXCHANGE AGREEMENT") with SVI to combine their businesses (the "SHARE EXCHANGE"). Pursuant to the Exchange Agreement, Mr. and Mrs. Lewsadder who owned the outstanding shares of capital stock of SVI, exchanged their SVI shares for an aggregate of 9,525,137 shares of Common Stock of the Company, representing 95% of the outstanding shares of Common Stock. The Company effected the Share Exchange based upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended.

        The description of the foregoing transaction does not purport to be complete and is qualified in its entirety by the terms of the agreement filed as
Exhibit 10.1 to the Company's Current Report on Form 8-K, which was filed with the Commission on March 28, 2006, as amended, and is hereby incorporated by reference thereto.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following chart sets forth information about the Company's directors:


      NAME          AGE                TITLE(S)                DIRECTOR SINCE
--------------------------------------------------------------------------------
Suzanne Lewsadder   59    Director, Chief Executive           November 30, 2005
                          Officer, and Treasurer
Jeffrey Lewsadder   49    Director, President and Secretary   November 30, 2005
Shemiran Hart       47    Director                            March 16, 2006
Sharon Biddle       53    Director                            March 16, 2006
David Frankel       54    Director                            March 16, 2006


        SUZANNE LEWSADDER, Chief Executive Officer ("CEO"), Treasurer and a Director of the Company since November 30, 2005, has also served as the CEO of SVI since its founding in 1999. Ms. Lewsadder has more than twenty-five years experience starting and building enterprises, with a focus on operational management and strategic business development. Ms. Lewsadder runs day-to-day operations, oversees strategic alliances and develops marketing strategies. She holds a B.A. degree in Organization Communications, cum laude, from California State University.

        JEFFREY LEWSADDER, President, Secretary and a Director of the Company, since November 30, 2005 has also served as SVI's President since its founding in 1999. Mr. Lewsadder is a veteran sales and marketing executive largely from the medical device industry. Mr. Lewsadder is responsible for the overall sales and marketing activities of the Company, including trade shows, as well as product development and is credited with the design and development of the California Subsidiary s product line. Jeffrey Lewsadder is the husband of Suzanne Lewsadder.

        SHEMIRAN HART, a director since March 16, 2006, is Division Controller of semiconductor manufacturer Veeco Instruments, Inc., where she has served in that capacity since 2005. She has over fifteen years experience in public company financial management. Ms. Hart was Division Controller of Teradyne, Inc., a S&P 500 corporation, from 1999 to 2005. She holds a B.S. in Business Administration, magna cum laude, from the University of Southern California.

        SHARON BIDDLE, a Director since March 16, 2006, has been President and Publisher of The Real Estate Book for San Luis Obispo County, California, since 1999. She has more than twenty-five years experience in corporate marketing and public relations. Previously, she was the Vice President of Marketing for Jazzercise, Inc. Ms. Biddle holds a B.S. in Journalism and Marketing from Long Beach State University.

        DAVID FRANKEL, a Director since March 16, 2006 is a CPA and has been a partner in accounting firm Frankel & Kohn since 2000. He has more than twenty-five years experience in financial consulting. Mr. Frankel has been a financial and tax consultant to SheerVision, Inc., a California corporation and a wholly-owned subsidiary of the Company since its inception in 1999 and briefly served as its interim CFO during 2005. Mr. Frankel holds a B.S. in Business Administration and is ABV accredited.

        There are currently no legal proceedings to which any of the directors or officers of the Company are a party.

        Security holders may send communications to the Board at the following address:

                  c/o Clean Water Technologies, Inc.
                  4030 Palos Verdes Drive N.
                  Suite 104
                  Rolling Hills, California 90274

                             EXECUTIVE COMPENSATION

        The Chief Executive Officer of the Company did not receive any compensation from the Company or its subsidiary during the years ended December 31, 2003, 2004, and 2005. No other executive officer of the Company or its subsidiary received compensation during any of the foregoing years in excess of $100,000.

                       DOCUMENTS INCORPORATED BY REFERENCE

        The following documents filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), are incorporated by reference herein:

        (i) Current Report on Form 10-QSB for the 13 weeks ended December 30, 2005, as amended;

        (ii) Current Report on Form 8-K, filed with the Commission on April 13, 2006;

        (iii) Current Report on Form 8-K, filed with the Commission on March 28, 2006, as amended;

        (iv) Current Report on Form 8-K, filed with the Commission on March 3, 2006;

        (v) Current Report on Form 8-K, filed with the Commission on March 21, 2006;

        (vi) Current Report on Form 8-K, filed with the Commission on March 22, 2006;

        (vii) Current Report on Form 8-K, filed with the Commission on December 7, 2005;

        (viii)  Annual  Report on Form  10-KSB  for the 52 Weeks  Ended June 24,
                2005

        (ix) Quarterly Report on Form 10-QSB for the 13 Weeks Ended September 30, 2005;

        (x) Current Report on Form 8-K, filed with the Commission on April 4, 2006;

        (xi) Current Report on Form 8-K, filed with the Commission on April 13, 2006;

        (xii) Current Report on Form 8-K, filed with the Commission on May 11, 2006;

        (xiii) Quarterly Report on Form 10-Q for the nine months ended March 31, 2006; and

        (xiv)   Information   Statement   Pursuant  to  Section   14(c)  of  the
                Securities Exchange Act of 1934, dated February 23, 2006

                                        By order of the Board of Directors,

                                        /s/ Suzanne Lewsadder
                                        Suzanne Lewsadder

                           SECOND AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         CLEAN WATER TECHNOLOGIES, INC.

      CLEAN WATER TECHNOLOGIES, INC, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "CORPORATION"), DOES HEREBY CERTIFY:

      1. The date of filing of its original Certificate of Incorporation with the Secretary of State was April 17, 1986 and its original name was Escalator, Inc.

      2. This Amended and Restated Certificate of Incorporation restates and integrates and further amends the Certificate of Incorporation of this corporation by amending Articles FIRST, THIRD, FOURTH, FIFTH and SIXTH, and adding an Article EIGHTH and an Article NINTH.

      3. This Amended and Restated Certificate of Incorporation shall become effective at the close of business on May ____, 2006.

      4. The text of the Certificate of Incorporation is amended and restated, in accordance with Sections 242 and 245 of the Delaware General Corporation Law, hereby to read as herein set forth in full:

      FIRST.   The  name  of  the   corporation   is   SHEERVISION,   INC.  (the
"CORPORATION").

      SECOND. The registered office of the Corporation in the state of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, county of New Castle. The registered agent in charge thereof at such address is The Corporation Trust Company.

      THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

      FOURTH. A. The aggregate number of shares which the Corporation shall have authority to issue is 100,000,000, par value $.001 per share, of which 90,000,000 shares shall be designated 'Common Shares' and 10,000,000 shares shall be designated 'Preferred Shares'.

      B. Authority is hereby expressly granted to the Board of Directors of the Corporation (or a Committee thereof designated by the Board of Directors pursuant to the by-laws of the Corporation, as from time to time amended, to issue the Preferred Shares from time to time as Preferred Shares of any series and to declare and pay dividends thereon in accordance with the terms thereof and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of such shares, the designations, powers, preferences, and rights (including voting rights), and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware.

      FIFTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

      SIXTH. Election of directors need not be by written ballot. The number of members of the Board of Directors shall be fixed from time to time by the Board of Directors. If any vacancy occurs, the remaining directors by an affirmative vote of a majority thereof, may elect a director to fill the vacancy until the next annual meeting.

      SEVENTH. The Board of Directors is authorized to adopt, amend, or repeal the By-Laws of the Corporation.

      EIGHTH. A. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "PROCEEDING"), by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation or any of its direct or indirect subsidiaries or is or was serving at the request of the Corporation as a director, officer, employee, or agent of any other corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (hereinafter an "INDEMNITEE"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability, and loss (including attorneys' fees, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith, and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the indemnitee's heirs, executors, and administrators; provided, however, that, except as provided in Paragraph C of this Article EIGHTH with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by

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


such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

      B.    The  right  to  indemnification  conferred  in  Paragraph  A of this
Article EIGHTH shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an "ADVANCEMENT OF EXPENSES"); PROVIDED, HOWEVER, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no
further  right  to  appeal  (hereinafter  a  "final   adjudication")  that  such
indemnitee is not entitled to be indemnified for such expenses under this Article EIGHTH or otherwise.

      C. The rights to indemnification and to the advancement of expenses conferred in Paragraphs A and B of this Article EIGHTH shall be contract rights. If a claim under Paragraph A or B of this Article EIGHTH is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article EIGHTH or otherwise, shall be on the Corporation.

      D. The rights to indemnification and to the advancement of expenses conferred in this

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


Article EIGHTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors, or otherwise.

      E. The Corporation may maintain insurance, at the Corporation's expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the Delaware General Corporation Law.

      F. The Corporation's obligation, if any, to indemnify any person who was or is serving as a director, officer, employee, or agent of any direct or indirect subsidiary of the Corporation or, at the request of the Corporation, of any other corporation or of a partnership, joint venture, trust, or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, or other enterprise.

      G. Any repeal or modification of the foregoing provisions of this Article EIGHTH shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

      NINTH. No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision does not eliminate the liability of the director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article NINTH is in effect shall be deemed to be doing so in reliance on the provisions of this Article NINTH, and neither the amendment or repeal of this Article NINTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article NINTH, shall apply to or have any effect on the liability or alleged liability of any director or the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article NINTH are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, by-law, agreement, vote of shareholders or disinterested directors, or otherwise.

                            [SIGNATURE PAGE FOLLOWS]


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


      IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation on this ____ day of May, 2006.



                                        ----------------------------------------
                                        Suzanne Lewsadder,
                                        Chief Executive Officer


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